EX99.B(h)(4)


                             WELLS FARGO FUNDS TRUST

                           SHAREHOLDER SERVICING PLAN


              WHEREAS, Wells Fargo Funds Trust ("Trust") is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"); and

              WHEREAS, the Trust desires to adopt a Shareholder Servicing Plan (the "Plan") on behalf of the classes of shares of each Fund listed in Appendix A as it may be amended from time to time (each, a "Fund" and, collectively, the "Funds") and the Board of Trustees, including a majority of the Qualified
Trustees (as defined below), has determined that there is a reasonable likelihood that adoption of the Plan will benefit each class of each Fund listed in Appendix A and its shareholders;

              NOW THEREFORE, each Fund hereby adopts the Plan on behalf of each class of each Fund listed in Appendix A on the following terms and conditions:

         Section 1. The Trust, on behalf of each class of each Fund listed in Appendix A, may execute and deliver written agreements based substantially on the form attached hereto as Appendix B or on any other form duly approved by the Trust's Board of Trustees ("Agreements") with broker/dealers, banks and other financial institutions that are dealers of record or holders of record or which have a servicing relationship with the beneficial owners of shares of the Funds ("Servicing Agents"). Pursuant to such Agreements, Servicing Agents shall provide support services as set forth therein to their clients who beneficially own shares of a Fund in consideration of a fee payable from the assets of each class of each Fund listed in Appendix A, computed monthly in the manner set forth in such Fund's then current prospectus, at the annual rates set forth in Appendix A. The Trust's distributor, administrator and adviser, and their respective affiliates, are eligible to become Servicing Agents and to receive fees under the Plan. All expenses incurred by a class of shares of a Fund in connection with the Agreements and the implementation of the Plan shall be borne entirely by the holders of that class of shares.

         Section 2. The Trust's Officers shall monitor, or shall cause the Trust's administrator to monitor, the arrangements pertaining to the Trust's Agreements with Servicing Agents.

         Section 3. The Plan shall be effective with respect to each class of a Fund listed on Appendix A, (or each class of a Fund added to Appendix A from time to time): (a) on the date upon which it is approved for such class by vote of a majority of the Trustees of the Trust, including a majority of the Qualified Trustees, cast in person at a meeting called for the purpose of voting on the approval of the Plan for such class; or (b) on the date the class commences operations, if such date is later.

         Section 4. Unless earlier terminated, the Plan shall continue in effect for a period of one year from its effective date and shall continue thereafter for successive annual periods, provided that such Plan is reapproved at least annually, with respect to a class or classes of shares of a Fund by vote of a majority of the Trustees of the Trust, including a majority of the Qualified Trustees, cast in person at a meeting called for the purpose of voting on such reapproval.

         Section 5. So long as the Plan is in effect, the Trust shall provide, or shall cause the Trust's administrator to provide, to the Trust's Board of Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended pursuant to the Plan and the purposes for which such expenditures were made.

         Section 6. The Plan may be amended at any time with respect to a class or classes of shares of a Fund by the Trustees of the Trust, provided that any material amendment of the terms of the Plan (including a material increase of the fee payable hereunder) shall become effective only upon the approvals set forth in Section 4.

         Section 7. The Plan may be terminated with respect to any class at any time by vote of a majority of the Qualified Trustees.

         Section 8. While the Plan is in effect, the selection and nomination of the Trustees who are not interested persons of the Trust shall be committed to the discretion of such Trustees who are not interested persons of the Trust.

         Section 9. Notwithstanding anything herein to the contrary, no Fund or class of shares shall be obligated to make any payments under the Plan that exceed the maximum amounts payable under Rule 2830 of the Conduct Rules of the National Association of Securities Dealers, Inc.

         Section 10. The Trust shall preserve copies of the Plan, each Agreement, and each written report presented to the Trust's Board of Trustees pursuant to Section 3 hereof, for a period of not less than six years from the date of the Plan, Agreement or report, as the case may be, the first two years in an easily accessible place.

         Section 11. The provisions of the Plan are severable for each class of each Fund listed in Appendix A, and whenever any action is to be taken with respect to the Plan, such action shall be taken separately for each such class affected.

         Section 12. As used in the Plan, (a) the term "interested person" shall have the meaning given it in the 1940 Act and the rules and regulations thereunder, subject to such exemption or interpretation as may be provided by the Securities and Exchange Commission or the staff thereof, and (b) the term "Qualified Trustees" shall mean the Trustees of the Trust who (i) are not "interested persons" of the Trust and (ii) have no direct or indirect financial interest in the operation of the Plan or in any Agreements.

                                   APPENDIX A

---------------------------------------------------------------- -------------------
Funds Trust                                                           Maximum
Funds and Share Classes                                             Shareholder
                                  Servicing Fee
---------------------------------------------------------------- -------------------
---------------------------------------------------------------- -------------------
1.       Arizona Tax-Free Fund
         Class A                                                        0.25
         Class B                                                        0.25
---------------------------------------------------------------- -------------------
2.       Asset Allocation Fund
         Class A                                                        0.10
         Class B                                                        0.10
         Class C                                                        0.10
---------------------------------------------------------------- -------------------
3.       California Tax-Free Fund
         Class A                                                        0.25
         Class B                                                        0.25
         Class C                                                        0.25
---------------------------------------------------------------- -------------------
4.       California Limited Term Tax-Free Fund
         Class A                                                        0.25
---------------------------------------------------------------- -------------------
5.       California Tax-Free Money Market Fund
         Class A                                                        0.25
---------------------------------------------------------------- -------------------
6.       Cash Investment Money Market Fund
         Service Class                                                  0.25
---------------------------------------------------------------- -------------------
---------------------------------------------------------------- -------------------
7.       Colorado Tax-Free Fund
         Class A                                                        0.25
         Class B                                                        0.25
---------------------------------------------------------------- -------------------
8.       Corporate Bond Fund
         Class A                                                        0.25
         Class B                                                        0.25
         Class C                                                        0.25
---------------------------------------------------------------- -------------------
---------------------------------------------------------------- -------------------
9.       Diversified Equity Fund
         Class A                                                        0.25
         Class B                                                        0.25
         Class C                                                        0.25
---------------------------------------------------------------- -------------------
10.      Diversified Small Cap Fund
         Class A                                                        0.25
         Class B                                                        0.25
         Institutional Class                                            0.10
---------------------------------------------------------------- -------------------
11.      Equity Income Fund
         Class A                                                       0.25
         Class B                                                       0.25
         Class C                                                       0.25
---------------------------------------------------------------- -------------------
12.      Equity Index Fund
         Class A                                                       0.25
         Class B                                                       0.25
         Class O                                                       0.20
---------------------------------------------------------------- ------------------
---------------------------------------------------------------- ------------------
13.      Equity Value Fund
         Class A                                                       0.25
         Class B                                                       0.25
         Class C                                                       0.25
---------------------------------------------------------------- -------------------
14.      Government Money Market Fund
         Class A                                                        0.25
---------------------------------------------------------------- ------------------
15.      Growth Balanced Fund
         Class A                                                       0.25
         Class B                                                       0.25
         Class C                                                       0.25
---------------------------------------------------------------- ------------------




------------------------------------------------------------------- -------------------
Funds Trust                                                              Maximum
Funds and Share Classes                                                Shareholder
                                                                      Servicing Fee
------------------------------------------------------------------- -------------------
------------------------------------------------------------------- -------------------
16.      Growth Equity Fund
         Class A                                                           0.25
         Class B                                                           0.25
         Class C                                                           0.25
------------------------------------------------------------------- -------------------
------------------------------------------------------------------- -------------------
17.      Growth Fund
         Class A                                                           0.25
         Class B                                                           0.25
------------------------------------------------------------------- -------------------
18.      Income Fund
         Class A                                                           0.25
         Class B                                                           0.25
------------------------------------------------------------------- -------------------
19.      Income Plus Fund
         Class A                                                           0.25
         Class B                                                           0.25
         Class C                                                           0.25
------------------------------------------------------------------- -------------------
------------------------------------------------------------------- -------------------
20.      Index Allocation Fund
         Class A                                                           0.25
         Class B                                                           0.25
         Class C                                                           0.25
------------------------------------------------------------------- -------------------
------------------------------------------------------------------- -------------------
21.      Intermediate Government Income Fund
         Class A                                                           0.25
         Class B                                                           0.25
         Class C                                                           0.25
------------------------------------------------------------------- -------------------
22.      International Equity Fund
         Class A                                                           0.25
         Class B                                                           0.25
         Class C                                                           0.25
------------------------------------------------------------------- -------------------
23.      International Fund
         Class A                                                           0.25
         Class B                                                           0.25
------------------------------------------------------------------- -------------------
24.      Large Company Growth Fund
         Class A                                                           0.25
         Class B                                                           0.25
         Class C                                                           0.25
------------------------------------------------------------------- -------------------
25.      LifePath Opportunity Fund
         Class A                                                           0.25
         Class B                                                           0.25
         Class C                                                           0.25
         Institutional Class                                               0.25
------------------------------------------------------------------- -------------------
------------------------------------------------------------------- -------------------
26.      LifePath 2010 Fund
         Class A                                                           0.25
         Class B                                                           0.25
         Class C                                                           0.25
         Institutional Class                                               0.25
------------------------------------------------------------------- -------------------
------------------------------------------------------------------- -------------------
27.      LifePath 2020 Fund
         Class A                                                           0.25
         Class B                                                           0.25
         Class C                                                           0.25
         Institutional Class                                               0.25
------------------------------------------------------------------- -------------------
------------------------------------------------------------------- -------------------
28.      LifePath 2030 Fund
         Class A                                                           0.25
         Class B                                                           0.25
         Class C                                                           0.25
         Institutional Class                                               0.25
------------------------------------------------------------------- -------------------





-------------------------------------------------------------------- ----------------
Funds Trust                                                              Maximum
Funds and Share Classes                                                Shareholder
                                                                      Servicing Fee
-------------------------------------------------------------------- ----------------
-------------------------------------------------------------------- ----------------
29.      LifePath 2040 Fund
         Class A                                                          0.25
         Class B                                                          0.25
         Class C                                                          0.25
         Institutional Class                                              0.25
-------------------------------------------------------------------- ----------------
30.      Limited Term Government Income Fund
         Class A                                                          0.25
         Class B                                                          0.25
-------------------------------------------------------------------- ----------------
31.      Minnesota Tax-Free Fund
         Class A                                                          0.25
         Class B                                                          0.25
-------------------------------------------------------------------- ----------------
32.      Money Market Fund
         Class A                                                          0.25
         Class B                                                          0.25
-------------------------------------------------------------------- ----------------
33.      National Tax-Free Fund
         Class A                                                          0.25
         Class B                                                          0.25
         Class C                                                          0.25
-------------------------------------------------------------------- ----------------
-------------------------------------------------------------------- ----------------
34.      National Tax-Free Institutional Money Market Fund
         Service Class                                                    0.25
-------------------------------------------------------------------- ----------------
-------------------------------------------------------------------- ----------------
35.      National Tax-Free Money Market Fund
         Class A                                                          0.25
-------------------------------------------------------------------- ----------------
36.      Oregon Tax-Free Fund
         Class A                                                          0.25
         Class B                                                          0.25
-------------------------------------------------------------------- ----------------
37.      Overland Express Sweep Fund                                      0.30
-------------------------------------------------------------------- ----------------
-------------------------------------------------------------------- ----------------
38.      Prime Investment Money Market Fund
     Service Class                                                        0.25
-------------------------------------------------------------------- ----------------
-------------------------------------------------------------------- ----------------
39.      Small Cap Growth Fund
         Class A                                                          0.25
         Class B                                                          0.25
         Class C                                                          0.25
         Institutional Class                                              0.10
-------------------------------------------------------------------- ----------------
-------------------------------------------------------------------- ----------------
40.      Small Cap Opportunities Fund
         Class A                                                          0.25
         Class B                                                          0.25
         Institutional Class                                              0.10
-------------------------------------------------------------------- ----------------
-------------------------------------------------------------------- ----------------
41.      Small Cap Value Fund
         Class A                                                          0.25
         Class B                                                          0.25
         Institutional Class                                              0.10
-------------------------------------------------------------------- ----------------
-------------------------------------------------------------------- ----------------
42.      Small Company Growth Fund                                        0.10
-------------------------------------------------------------------- ----------------
-------------------------------------------------------------------- ----------------
43.      Stable Income Fund
         Class A                                                          0.25
         Class B                                                          0.25
-------------------------------------------------------------------- ----------------





------------------------------------------------------------------ -----------------
Funds Trust                                                            Maximum
Funds and Share Classes                                              Shareholder
                                                                    Servicing Fee
------------------------------------------------------------------ -----------------
------------------------------------------------------------------ -----------------
44.      Treasury Plus Institutional Money Market Fund
         Service Class                                                   0.25
------------------------------------------------------------------ -----------------
------------------------------------------------------------------ -----------------
45.      Treasury Plus Money Market Fund
         Class A                                                         0.25
------------------------------------------------------------------ -----------------
------------------------------------------------------------------ -----------------
46.      Variable Rate Government Fund
         Class A                                                         0.25
------------------------------------------------------------------ -----------------


                  Fees payable to a Servicing Agent are expressed as a percentage of the average daily net asset value of the shares of the specified class of the particular Fund beneficially owned by or attributable to clients of the Servicing Agent.



Approved by the Board of Trustees: March 26, 1999, as amended October 28, 1999.